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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                March 24, 1998
               Date of Report (Date of earliest event reported)



              Imperial Credit Commercial Mortgage Investment Corp
            (Exact name of registrant as specified in its charter)



        Maryland                   000-23089                      95-4648345
State or other jurisdiction       (Commission                   (IRS Employer
   of incorporation)              File Number)               Identification No.)



           11601 Wilshire Blvd., Suite 2080, Los Angeles, CA  90025
         (Address of principal executive offices)          (Zip Code)



                                (310) 231-1280
                        (Registrant's telephone number)
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ITEM 5.  OTHER EVENTS.

        On March 24, 1998, Imperial Credit Commercial Mortgage Investment Corp. (the Registrant") issued a press release reporting that its Board of Directors has declared a cash dividend of $0.24 per share of common stock, payable on April 14, 1998 to shareholders of record at the close of business on March 31, 1998. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.


ITEM 7.  EXHIBIT

        Exhibit 99.1  Press release of the Registrant, dated March 24, 1998
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                                   SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


             IMPERIAL CREDIT COMMERCIAL MORTGAGE INVESTMENT CORP.



     By:                    /s/  MARK S. KARLAN
             Mark S. Karlan, President and Chief Executive Officer



Dated:  March 24, 1998
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                                 EXHIBIT INDEX



   EXHIBIT
     NO.                         DESCRIPTION
     ---

    99.1              Press release of the Registrant dated March 24, 1998